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                                                                   Exhibit 10.17


                     FOURTH AMENDMENT TO FINANCING AGREEMENT


         THIS FOURTH AMENDMENT TO FINANCING AGREEMENT (the "Fourth Amendment"), dated June 14, 1996, between

         CRAMERTON AUTOMOTIVE PRODUCTS, L.P., a Delaware limited partnership (the "Company"); and

         NATIONSBANK, N.A., a national banking association organized and existing under the laws of the United States and having offices in Charlotte, North Carolina (the "Bank").

RECITALS:

         A. The Company and the Bank entered into that certain Financing Agreement, dated as of June 4, 1993, as amended (the "Financing Agreement").

         B. The Company and the Bank have agreed to amend and correct the Financing Agreement as set forth herein.

         NOW THEREFORE, the parties hereto agree as follows:

         1. The Financing Agreement is hereby amended as follows:

         (a) The definition of "Applicable Margin" is amended in its entirety so that such definition now reads as follows:

         "Applicable Margin" shall mean 1.50%.

         (b) The definition of "Termination Date" in Section 1.1 is amended by replacing the reference to "April 30, 1997" with a reference to "April 30, 1998."

         2. Except as hereby modified, all the terms and provisions of the Financing Agreement and exhibits thereto remain in full force and effect.

         3. All reference to the terms "Financing Agreement" in each document executed in connection with the Financing Agreement (the "Loan Documents") shall mean "the Financing Agreement, dated June 4, 1993, as amended and corrected April 28, 1994, as further amended December 28, 1994, as further amended December 12, 1995, and as further amended June 14, 1996, by and between Cramerton Automotive Products, L.P. and NationsBank, N.A."

         4. The Company will execute such additional documents as are reasonably requested by the Bank to reflect the terms and conditions of this Fourth Amendment and will cause to be delivered such certificates, legal opinions and other documents as are reasonably required by the Bank. In addition, the Company will pay all costs and expenses in connection with the preparation, execution and delivery of the documents executed in connection with this transaction, including, without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Bank as well as any and all filing and recording fees, if any, and stamp and other taxes with respect thereto and to save the Bank harmless from any and all such costs, expenses and liabilities.

         5. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Fourth Amendment to produce or account for more than one counterpart.



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         6. This Fourth Amendment and all other documents executed pursuant to the transactions contemplated herein shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their fully authorized officers as of June 14, 1996.

                                         The Company:

                                         CRAMERTON AUTOMOTIVE PRODUCTS, L.P.

                                         By:     Cramerton Management Corp.,
                                                  its managing general partner

                                         By:
                                             ----------------------------------

                                         Title:
                                               --------------------------------


ATTEST:

By:
   ------------------------------
   Secretary

      Accepted as of this 14th day of June, 1996, in Charlotte, North Carolina.

                                         The Lender:

                                         NATIONSBANK, N.A.

                                         By:
                                            -----------------------------------

                                         Title:
                                               --------------------------------